July 25, 2019

VenoValve®

First-in-Man
Bogota, Colombia

JORGE H. ULLOA, MD., FACS.
CIRUJANO VASCULAR
FUNDACIÓN SANTA FÉ DE BOGOTÁ
PROFESOR DE CIRUGÍA VASCULAR
UNIVERSIDAD DE LOS ANDES

HANCOCK JAFFE
LABORATORIES INC

Cautionary Note on Forward-Looking Statements

This presentation, press release and any statements of stockholders, directors, employees, representatives and partners of Hancock Jaffe Laboratories, Inc. (the "Company") related thereto contain, or may contain, among other things, certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve significant risks and uncertainties. Such statements may include, without limitation, statements identified by words such as "projects," "may," "will," "could," "would," "should," "believes," "expects," "anticipates," "estimates," "intends," "plans," "potential" or similar expressions. These statements are based upon the current beliefs and expectations of the Company's management and are subject to significant risks and uncertainties, including those detailed in the Company's filings with the Securities and Exchange Commission. Actual results (including, without limitation, with respect to our first-in-man VenoValve study) may differ significantly from those set forth or implied in the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond the Company's control). The Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future presentations or otherwise, except as required by applicable law.

Financial Disclosure

Principal Investigator Support

Funding for First-in-Man Research

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HANCOCK JAFFE LABORATORIES INC

Nasdaq: HJLI

CVI

- More than 1.2 million people in the U.S. have C6 disease with ulcers according to the latest Medicare database

- Approximately 2.4 million people in the U.S. have C4 to C6 disease caused by valvular incompetence

- The average ulcer patient in the U.S. spends $30,000 per year on wound care

- Direct medical costs for venous ulcers in the U.S. exceed $30 Billion per year

VenoValve® by Hancock Jaffe Laboratories





- Porcine aortic leaflet; mono cusp
- Stainless steel frame; monofilament
- Opens and closes against native vessel
- 21mm length; 10mm diameter
- Same day surgery

Pre-Op Duplex Scan







Post-Op Duplex scan



GE
6cm

VenoValve – FIM: STUDY END POINTS

- Safety - infection; PE; native vein injury; allergic reaction
- Reflux - measured by doppler with ultrasound
- Venous Clinical Severity Score (VCSS)
- Visual Analogue Scale(VAS) Score - intensity and frequency of pain

Results of 90 day FIM

VenoValve: FIM - 5 Patients - Safety

Patient #1
90 Days

Patient #2
90 Days

Patient #3
90 Days

Patient #4
90 Days

Patient #5
90 Days

No Serious Device Related Adverse Events

Patient #1
90 Days



Reflux
73% Reduction
2
1.5
1
0.5
0
Normal
Pre-Op
Surgery
14 Days
30 Days
60 days
90 Days



VCSS
57% Reduction Symptoms
14
9
5
0
Pre-Op
30 Days
60 Days
90 Days



VAS
63% Reduction Pain
14
9
5
0
Pre-Op
30 Days
60 Days
90 Days

Patient #2
90 Days



Reflux
80% Reduction
2
1.5
1
0.5
0
Normal
Pre-Op
Surgery
14 Days
30 Days
60 days
90 Days



VCSS
60% Reduction Symptoms
12
8
4
0
Pre-Op
30 Days
60 Days
90 Days



VAS
44% Reduction Pain
9
6
3
0
Pre-Op
30 Days
60 Days
90 Days

Patient #3
90 Days


Reflux
33% Reduction
2
1.5
1
0.5
0
Normal
Pre-Op
Surgery
14 Days
30 Days
60 days
90 days


VCSS
56% Reduction Symptoms
9
6
3
0
Pre-Op
30 Days
60 Days
90 Days


VAS
17% Reduction Pain
6
4
2
0
Pre-Op
30 Days
60 Days
90 Days

Patient #4
90 Days


Reflux
65% Reduction
2
1.5
1
0.5
0
Normal
Pre-Op
Surgery
14 Days
30 Days
60 Days
90 Days


VCSS
25% Reduction Symptoms
8
5
3
0
Pre-Op
30 Days
60 Days
90 Days


VAS
33% Reduction Pain
9
7
5
2
0
Pre-Op
30 Days
60 Days
90 Days

Patient #5
90 Days
Occluded



Reflux
20% Increase
2
1.5
1
0.5
0
Normal
Pre-Op
Surgery
14 Days
30 Days
60 Days
90 Days



VCSS
62% Reduction Symptoms
17
13
9
4
0
Pre-Op
30 Days
60 Days
90 Days



VAS
38% Reduction Pain
8
5
3
0
Pre-Op
30 Days
60 Days
90 Days

VenoValve - Reflux

Patient #1

73% Reduction Reflux


2
1.5
1
0.5
0
Normal
Pre-Op
Surgery
14 Days
30 Days
60 days
90

Patient #2

80% Reduction Reflux


2
1.5
1
0.5
0
Normal
Pre-Op
Surgery
14 Days
30 Days
60 days
90 Days

Patient #3

33% Reduction Reflux


2
1.5
1
0.5
0
Normal
Pre-Op
Surgery
14 Days
30 Days
60 days
90 days

Patient #4

65% Reduction Reflux


2
5
1
5
0
Normal
Pre-Op
Surgery
14 Days
30 Days
60 Days
90 Days

VenoValve: VCSS

Patient #1

57% Reduction Symptoms



14
9
5
0
Pre-Op
30 Days
60 Days
90 Days

Patient #2

60% Reduction Symptoms



12
8
4
0
Pre-Op
30 Days
60 Days
90 Days

Patient #3

56% Reduction Symptoms



9
6
3
0
Pre-Op
30 Days
60 Days
90 Days

Patient #4

25% Reduction Symptoms



8
5
3
0
Pre-Op
30 Days
60 Days
90 Days

VenoValve: VAS

Patient #1


63% Reduction Pain
14
9
5
0
Pre-Op
30 Days
60 Days
90 Days

Patient #2


44% Reduction Pain
9
6
3
0
Pre-Op
30 Days
60 Days
90 Days

Patient #3


17% Reduction Pain
6
4
2
0
Pre-Op
30 Days
60 Days
90 Days

Patient #4


33% Reduction Pain
9
7
5
2
0
Pre-Op
30 Days
60 Days
90 Days

FIRST-IN-HUMAN DATA - ENDPOINTS - 90 DAYS

	REFLUX (% Decrease)	VCSS (% Decrease)	VAS (% Decrease)
Patient #1	73%	57%	63%
Patient #2	80%	60%	44%
Patient #3	56%	56%	17%
Patient #4	65%	25%	33%
AVERAGE	68%	49%	39%

Conclusion

- No device related adverse events have been seen at 90 days
- At 90 days, the patients with VenoValve implant demonstrated
  - Improvement in axial reflux in the deep venous system
  - Improvement in Clinical evaluation of the patient by VCSS scores
  - Improvement in pain in the patients with the VenoValve








Gracias